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                                                                   Exhibit 10.42

THIS FOURTH DEED is made the 31st day of August, 1989

BETWEEN: CAYMAN WATER COMPANY LIMITED, a Company incorporated and existing under the laws of the Cayman Islands with registered office in George Town, Grand Cayman, Cayman Islands (hereinafter called "the Borrower") OF THE ONE PART

AND: THE ROYAL BANK OF CANADA of P.O. Box 245, George Town, Grand Cayman, Cayman Islands (hereinafter called "the Bank") OF THE OTHER PART

WHEREAS:-

1. This Deed is made supplemental to the Debenture ("the Debenture") dated 1st June, 1979 between the Borrower, the Bank, Philip H. Lustig ("Lustig") and Cayman Public Utilities Ltd. ("CPU") as supplemented by Deed dated 30th April, 1981 between the Borrower and the Bank and the Second Deed dated 10th March, 1983 between the Borrower and the Bank and the Third Deed dated 6th December, 1984 between the Borrower and the Bank and to all collateral security documents and agreements executed pursuant thereto (hereinafter together called "the Bank's security").

2. The Bank has agreed to extend to the Borrower additional credit facilities to the extent of Seven Hundred and Seventy-six Thousand Two Hundred and Thirty-nine United States Dollars (US$776,239.00) or its equivalent in Cayman Islands Dollars upon having the same security and manner hereinafter appearing.

NOW THIS DEED WITNESSETH as follows:-

1. In consideration of the said agreement the Borrower and the Bank hereby agree that the Debenture shall hereafter stand as security for all sums owing to the Bank from time to time up to a maximum of One Million One Hundred Twenty-one Thousand Eight Hundred Sixty-five Cayman Islands Dollars and Eighty cents (CI$1,121,865.80) (or its equivalent in United States Dollars) together with interest thereon provided that the Bank shall have the right in its sole discretion to determine what proportion of the additional credit facilities shall be advanced in Cayman Islands Dollars and what proportion in United States Dollars.

2.   The rate of interest payable on so much of the principal sum


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[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]
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     as is payable in Cayman Islands Dollars shall be at the Bank's Prime
     Lending Rate for Cayman Islands Dollars or such other rate as the Bank may from time to time advise the Borrower and on so much thereof as is payable in United States Dollars at a rate of two percent (2%) per annum above the Bank's Prime Lending Rate for United States Dollars or such other rate as the Bank may from time to time advise the Borrower.

3. Insofar as not hereby expressly waived or varied the Borrower and the Bank hereby confirm the terms and provisions of the Debenture.

IN WITNESS WHEREOF the parties hereto have executed this Deed the day and year first above written.



THE COMMON SEAL OF CAYMAN                         CAYMAN WATER COMPANY LIMITED
WATER COMPANY LIMITED was hereunto
affixed by                                        /s/ Jeffrey Parker
and by                                            -----------------------------
in the presence of:-                                  DIRECTOR

                                                  /s/ illegible
                                                  -----------------------------
                                                      SECRETARY

-------------------------
WITNESS


SIGNED SEALED AND DELIVERED BY                    THE ROYAL BANK OF CANADA
D. J. STEWART the duly
authorised Attorney for the Bank                  /s/ illegible
in the presence of:-                              -----------------------------
                                                     ATTORNEY FOR THE BANK


-------------------------
WITNESS



                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]



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I, H.C. CHISHOLM of George Town, Grand Cayman, Cayman Islands make oath and say as follows:-

1. The foregoing Deed made between Cayman Water Company Limited ("the Borrower") of the one part and The Royal Bank of Canada ("the Bank") of the other part was made by the Borrower and the Bank on the ___ day of August, 1989.

2. I was present and did see D.J. Stewart, the duly authorised Attorney for and on behalf of the Bank sign seal and as for his proper act and did execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 19th day of October, 1989 between the hours of 10 a.m. and 11 a.m. in the forenoon at George Town, Grand Cayman, Cayman Islands.

3. The Bank is a banking corporation existing under the Laws of the Canada and having a branch office in George Town, Grand Cayman, Cayman Islands.

4. That the name H.C. CHISHOLM subscribed as a witness attesting to the due execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at George Town, Grand Cayman and am a Banker.




                                        ------------------------

SWORN AT George Town, Grand Cayman, Cayman Islands this 19th day of October, 1989 before me:-




                                        ------------------------

[PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]

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I, Royce M. Scott of George Town, Grand Cayman, Cayman Islands make oath and say as follows:--

1. The foregoing Deed made between Cayman Water Company Limited ("the Borrower") of the one part and The Royal Bank of Canada ("the Bank") of the other part was made by the Borrower and the Bank on the 31st day of August, 1989.

2.   I was present and did see Jeffrey M. Parker and Margaret           Director
     and Secretary respectively of the Borrower affix the Common Seal of the Borrower to the said Deed and sign the same as and for the proper act and deed of the Borrower and execute acknowledge and deliver the said Deed for the purposes therein mentioned on the 11th day of October, 1989 between the hours of 8:00 and 9:00 in the forenoon at George Town, Grand Cayman, Cayman Islands.

3. The Borrower has its registered office at George Town, Grand Cayman, Cayman Islands and is a Company duly incorporated and existing under the Laws of the Cayman Islands.

4. That the name Royce M. Scott, subscribed as a witness attesting to the due execution of the said Deed by the Borrower is of the proper handwriting of me this deponent and I reside at #28 Mariner's Cove, Grand Cayman and am an Accountant.


                                                 /s/
                                                 ------------------------------

SWORN AT George Town, Grand Cayman, Cayman Islands this 11th day of August, 1989 before me:--


                                                 /s/
                                                 ------------------------------


                            [PUBLIC RECORDER STAMP]


                  [PUBLIC RECORD OFFICE CAYMAN ISLANDS STAMP]


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